UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest reported event): May 2, 2006 (April 27, 2006)

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                         0-23044                93-0976127
(State or Other Jurisdiction of         (Commission            (IRS Employer
       Incorporation)                   File Number)         Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                           60069
      (Address of Principal                                      (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2005. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) On April 27, 2006, the following directors of Motient Corporation decided not to stand for reelection at Motient's 2006 Annual Meeting of
Stockholders: C. Gerald Goldsmith, Gerald Kittner, Steven Singer, Jonelle St. John and Barry Williamson.

         (d) On April 29, 2006, the Board of Directors of Motient Corporation elected David Andonian to serve on the Board of Directors. Mr. Andonian has not been elected to sit on any committee of the Board.

         Mr. Andonian currently serves as the Chairman of the Board of Affinnova, Inc., a privately-held marketing services company, and has held this position since May, 2003. He also served as Affinnova's Chief Executive Officer from January 2004 to December 2005. From December 1997 to September 2002, Mr. Andonian served as President of Corporate Development and as President and Chief Operating Officer of CMGI, Inc., a publicly-traded Internet marketing and infrastructure provider. Mr. Andonian is a graduate of the Isenberg School of Management at the University of Massachusetts.




                                      -2-

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MOTIENT CORPORATION



                                     By: /s/ Robert Macklin
                                         --------------------------------
                                         Robert Macklin
                                         Vice President, General Counsel
                                         and Secretary

Date:  May 2, 2006